SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                       Date of Report: January 8, 1999

                           SBC COMMUNICATIONS INC.

                            A Delaware Corporation

                          Commission File No. 1-8610

                         IRS Employer No. 43-1301883

                   175 E. Houston, San Antonio, Texas 78205

                       Telephone Number (210) 821-4105


Item 5.    Other Events

Attached as an exhibit is a press release issued by SBC Communications Inc. on January 8, 1999 with segment information by quarter for 1998 and 1997.

Item 7.    Financial Statements and Exhibits

(c)   Exhibits

27a   Financial Data Schedule - March 31, 1996
27b   Financial Data Schedule - June 30, 1996
27c   Financial Data Schedule - September 30, 1996
27d   Financial Data Schedule - December 31, 1996
27e   Financial Data Schedule - March 31, 1997
27f   Financial Data Schedule - June 30, 1997
27g   Financial Data Schedule - September 30, 1997
27h   Financial Data Schedule - December 31, 1997
27i   Financial Data Schedule - March 31, 1998
27j   Financial Data Schedule - June 30, 1998
27k   Financial Data Schedule - September 30, 1998

99    January 8, 1999 Press Release - SBC Moves to Segment Reporting

                               EXHIBIT INDEX

Exhibit
Number

27a   Financial Data Schedule - March 31, 1996
27b   Financial Data Schedule - June 30, 1996
27c   Financial Data Schedule - September 30, 1996
27d   Financial Data Schedule - December 31, 1996
27e   Financial Data Schedule - March 31, 1997
27f   Financial Data Schedule - June 30, 1997
27g   Financial Data Schedule - September 30, 1997
27h   Financial Data Schedule - December 31, 1997
27i   Financial Data Schedule - March 31, 1998
27j   Financial Data Schedule - June 30, 1998
27k   Financial Data Schedule - September 30, 1998

99    January 8, 1999 Press Release - SBC Moves to Segment Reporting




                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         SBC Communications Inc.

                                        /s/ Randall Stephenson
                                        _________________________
                                        Randall Stephenson
                                        Vice President and Controller



January 8, 1999